SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported) July 12, 2000

                            SEPTIMA ENTERPRISES, INC.
                    (Exact name as specified in its charter)

         Colorado                   33-25126-D                85-0368333
         --------                   ----------                ----------
(State or other Jurisdiction       (Commission              (IRS Employer
     of Incorporation)              File Number)            Identification No.)

                  15945 Quality Trail North, Scandia, MN 55073
                ------------------------------------------------
               (Address of Principal Executive Office) (Zip code)

        Registrant's telephone number, including area code (651) 433-3522
                                                           --------------

               600 Sandtree Drive, Suite 212, Lake Park, FL 33403
               --------------------------------------------------
                 (Former address, if changed since last report)


                             Exhibit Index on page 2

                            SEPTIMA ENTERPRISES, INC.

                                    FORM 8-K

                                      INDEX

Item 5.    Other Events. . . . . . . . . . . . . . . . . . . . . . . . . . . . 3

Item 6.    Resignation of Registrants Director
           and appointment of new Directors. . . . . . . . . . . . . . . . . . 4

Item 7.    Financial Statements and Exhibits . . . . . . . . . . . . . . . . . 4

Signatures . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5

Exhibits:

       1.  Resignation of Mr. Richard Urrea  . . . . . . . . . . . . . . . . . 6

                  Forward Looking Statements. Certain statements in this Form 8-K Information Statement constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve known and unknown risks, uncertainties, and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements, expressed or implied by the forward-looking statements.

Item 5.           OTHER EVENTS

                  Concurrent with the election of new Directors, and the resignation of the current sole Director (Item 6 below), the Company changed the Address of its Principal Executive Office to 15045 Quality Trail North, Scandia, MN 55073, the Office of its current Counsel who will provide the space at no cost to the Company.

                  Also, as the Company has completely gone out of its former business, its current business is as follows:

                  The new Board of Directors were elected for the purpose of attempting to bring some value to the shareholders of the Company by locating and combining with an existing, privately held Company or Group that have a profitable business, or one that in the opinion of the Board has growth potential, regardless of the industry in which they operate. It was noted that the Company has for all practical purposes had no business since 1998. It is management's belief that the Company's main assets may have been seized by a Judgement Lien Creditor. Management is conducting an investigation to determine the status of the Company's affairs. The Company does not intend to combine with a private Company subject to the Investment Company Act of 1940. A business combination may be structured as a merger, combination or consolidation, exchange of the Company's common stock or assets or any other form which will result in the combined enterprise's becoming a publicly held corporation. The Company will have no source of revenue. To the extent that the Company incurs operating liabilities before the consummation of a business combination, it may not be able to satisfy those liabilities as they are incurred.

                  The new Board is not sure that it has all of the facts pertaining to the prior operation of the Company, but is exercising its best efforts to obtain such facts.

Item 6.           RESIGNATION  OF  REGISTRANT'S  DIRECTOR  AND  ELECTION  OF NEW
                  DIRECTORS.

                  At a Special Meeting of the Board of Directors on July 12, 2000, new Directors were elected to the Board. They are Gregory Johnson, Robert Heidmann and Paul Nichols. At the same time new Officers were elected as follows:

                           Gregory   Johnson,   President  and  Chief  Executive
                  Officer;  Robert  Heidmann,  Vice-President;   Paula  Nichols,
                  Secretary/Treasurer and Chief Financial Officer.

                  The then current Director, Mr. Richard Urrea then resigned his position as a Director of the Company

Item 7.           FINANCIAL STATEMENTS AND EXHIBITS


                  a.  Letter of resignation of Mr. Richard Urrea is attached  as
                      Exhibit 1.

                                   SIGNATURES

         In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 13, 2000

                                                SEPTIMA ENTERPRRISES, INC.

                                                /s/  Paula Nichols
                                                     -------------------------
                                                     Paula Nichols, Secretary.










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